Fair Value Measurements - Changes in fair value measurements (Details) - Level 3 - USD ($) $ in Thousands	12 Months Ended
	Jan. 31, 2025	Jan. 31, 2024
Fair value measurements in Level 3 of the fair value inputs
Balance at the beginning	$ 35,146	$ 30,949
Increase from acquisitions	7,043	19,550
Cash payments	(34,210)	(31,688)
Charges through profit or loss	707	16,334
Effect of movements in foreign exchange and other	(12)	1
Balance at the end	$ 8,674	$ 35,146